SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):          APRIL 11, 2003



                               ANZA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



               NEVADA                   O-24512                  88-1273503
         (State or other               (Commission            (I.R.S. Employer
   jurisdiction of incorporation)      File Number)            Identification
                                          No.)


                         3200 BRISTOL STREET, SUITE 700
                              COSTA MESA, CA  92626
              (Address of principal executive offices) (zip code)


                                 (714) 866-2100
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.          OTHER  EVENTS

     At the 2003 Annual Meeting of Shareholders, held on April 11, 2003, the shareholders approved the following:

     1. The election of Vincent Rinehart, Scott A. Presta, Kenneth Arevalo and L. Wade Svicarovich to the Board of Directors;

     2. An amendment to the Articles of Incorporation of the Company to effectuate a one (1) for twenty (20) reverse stock split of the Company's issued and outstanding common stock;

     3. An amendment to the Articles of Incorporation of the Company to increase the authorized preferred stock to 2,500,000 shares;

     4. The adoption of Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

     5.  The  Anza  Capital,  Inc.  2003  Omnibus  Securities  Plan;

     6.  The  Second  Restated  Bylaws  of  Anza  Capital,  Inc.;

     7. The ratification of the appointment of McKennon Wilson & Morgan LLP, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending April 30, 2003;

     8. The ratification of recent restructuring transactions involving preferred stockholders and debtholders;

     9.  The  ratification  of  the  Company's  stock  repurchase  plan;

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     10.  The  ratification  of  the  Company's  acquisition  strategy.

     Details of each of the approved agenda items can be reviewed in the Company's 14C Information Statement on file with the SEC.

     Included as exhibits to this Current Report on Form 8-K are the material documents and agreements executed in connection with the agenda items approved at the shareholders meeting.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

ITEM  9.          REGULATION  FD  DISCLOSURE

     The  following  Exhibits  are  filed  as  part  of  this  report.

EXHIBITS

ITEM  NO.          DESCRIPTION
---------          -----------

3.1                Certificate of Amendment of Articles of Incorporation of Anza
                   Capital,  Inc.

3.2                Restated  Articles  of  Incorporation  of  Anza Capital, Inc.

3.3                Second  Restated  Bylaws  of  Anza  Capital,  Inc.

4.1                Anza  Capital,  Inc.  2003  Omnibus  Securities  Plan

4.2 Form of Incentive Stock Option Agreement relating to options granted under the Plan

4.3 Form of Non Statutory Stock Option Agreement relating to options granted under the Plan

4.4 Form of Common Stock Purchase Agreement relating to restricted stock granted under the Plan

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4.5                Stock  Exchange  Agreement  dated  February  28,  2003  with
                   Keyway  Investments,  Ltd.

4.6                Warrant  Agreement  No.  1  with  Keyway  Investments,  Ltd.

4.7                Warrant  Agreement  No.  2  with  Keyway  Investments,  Ltd.

4.8                Warrant  Agreement  No.  3  with  Keyway  Investments,  Ltd.

4.9                Stock  Exchange  Agreement  dated  February  28,  2003  with
                   Cranshire  Capital,  L.P.

4.10               Warrant  Agreement  No.  1  with  Cranshire  Capital,  L.P.

4.11               Warrant  Agreement  No.  2  with  Cranshire  Capital,  L.P.

4.12               Warrant  Agreement  No.  3  with  Cranshire  Capital,  L.P.

4.13 Stock Exchange Agreement dated February 28, 2003 with EURAM Cap Strat. "A" Fund Limited

4.14               Warrant  Agreement  No. 1 with  EURAM  Cap  Strat.  "A"  Fund
                   Limited

4.15               Warrant  Agreement  No. 2  with  EURAM  Cap  Strat.  "A" Fund
                   Limited

4.16               Warrant  Agreement  No.  3  with EURAM  Cap  Strat.  "A" Fund
                   Limited

4.17 Stock Exchange Agreement dated February 28, 2003 with the dotCom Fund, LLC

4.18               Warrant  Agreement  No.  1  with  the  dotCom  Fund,  LLC

4.19               Warrant  Agreement  No.  2  with  the  dotCom  Fund,  LLC

4.20               Warrant  Agreement  No.  3  with  the  dotCom  Fund,  LLC

4.21               Stock  Exchange  Agreement  dated  February  28,  2003  with
                   Barbara  Dunster

4.22               Stock  Exchange  Agreement dated February 28, 2003 with the
                   Staron  Family  Trust

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4.23               Debt  Exchange  Agreement  dated  February  28,  2003  with
                   Vincent  Rinehart

4.24               Certificate  of  Designation  for  Series  D  Convertible
                   Preferred  Stock

4.25               Certificate  of  Designation  for  Series  E Convertible
                   Preferred  Stock

4.26               Certificate  of  Designation  for  Series  F Convertible
                   Preferred  Stock

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April  21,  2003                Anza  Capital,  Inc.,
                                        a  Nevada  corporation


                                                /s/ Vincent Rinehart
                                        ----------------------------------------
                                        By:     Vincent  Rinehart
                                        Its:    President and  Chief  Executive
                                                Officer

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